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                                                                      EXHIBIT 21

                          INDEPENDENT BANK CORPORATION
                         Subsidiaries of the Registrant

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                                                                        State of Incorporation
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
IBC Capital Finance II
   Ionia, Michigan                                                             Delaware
Midwest Guarantee Trust I
   Ionia, Michigan                                                             Delaware
Gaylord Partners, Limited Partnership
   Ionia, Michigan                                                             Michigan
Independent Bank
   Bay City, Michigan                                                          Michigan
Independent Bank West Michigan
   Rockford, Michigan                                                          Michigan
Independent Bank South Michigan
   Leslie, Michigan                                                            Michigan
Independent Bank East Michigan
   Troy, Michigan                                                              Michigan
IBC Financial Services, Inc., Bay City, Michigan
   (a subsidiary of Independent Bank)                                          Michigan
IBC Financial Services West Michigan, Inc., Grand Rapids,
   Michigan (a subsidiary of Independent Bank
   West Michigan)                                                              Michigan
IBC Financial Services South Michigan, Inc., Okemos,
   Michigan (a subsidiary of Independent Bank
   South Michigan)                                                             Michigan
IBC Financial Services East Michigan, Inc. Caro, Michigan
   (a subsidiary of Independent Bank East
   Michigan)                                                                   Michigan
Independent Title Services, Inc., Grand Rapids, Michigan (a subsidiary of Independent Bank, Independent Bank West Michigan,
   Independent Bank South Michigan and Independent Bank
   East Michigan)                                                              Michigan
First Home Financial, Inc., Grand Rapids, Michigan
   (a subsidiary of Independent Bank)                                          Michigan
Mepco Insurance Premium Financing, Inc., ("Mepco"), Chicago, Illinois
   (a subsidiary of Independent Bank)                                          Michigan
Mepco Acceptance Corporation, Chicago, Illinois
   (a subsidiary of Mepco)                                                     California
Mepco Services, Inc., Chicago, Illinois
   (a subsidiary of Mepco)                                                     Illinois
Mepco Securitization, LLC, Chicago, Illinois
   (a subsidiary of Mepco)                                                     Delaware
Independent Mortgage Company Central Michigan
   Bay City, Michigan (a subsidiary of
   Independent Bank)                                                           Michigan
Independent Mortgage Company West Michigan
   Grand Rapids, Michigan (a subsidiary of Independent
   Bank West Michigan)                                                         Michigan
Independent Mortgage Company South Michigan
   Okemos, Michigan (a subsidiary of Independent Bank
   South Michigan)                                                             Michigan
Independent Mortgage Company East Michigan
   Caro, Michigan (a subsidiary of Independent Bank
   East Michigan)                                                              Michigan
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